UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K/A (Amendment No. 1)
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2020
Horizon Global Corporation (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37427	47-3574483
_____________________ (State or Other Jurisdiction	_____________ (Commission	______________ (IRS Employer
of Incorporation)	File Number)	Identification No.)

47912 Halyard Drive, Suite 100, Plymouth, Michigan _____________________		48170 ___________ (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(734) 656-3000

Not Applicable
________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HZN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Horizon Global Corporation (the “Company”) appointed Dennis E. Richardville Chief Financial Officer of the Company effective March 16, 2020.
The Company is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on March 16, 2020 (“Original Form 8-K”), to provide further information regarding the compensation for Mr. Richardville in connection with his appointment as Chief Financial Officer. Retroactive to March 16, 2020, Mr. Richardville will be entitled to (i) receive his salary at an annual base rate of $380,000, reduced by 20% effective March 30, 2020, which will return to the levels set forth above at the discretion of the Company’s Compensation Committee of the Board; (ii) be eligible to receive an annual short-term cash incentive award based on the performance of the Company, which is targeted at 70% of his base salary for 2020; (iii) be eligible to receive an annual long-term incentive award under the Company’s Amended and Restated 2015 Equity and Incentive Compensation Plan, which has a target value of 70% of his base salary for 2020; and (iv) be a Tier II participant in the Company’s Executive Severance/Change of Control Policy. In addition, Mr. Richardville will generally be eligible to participate in all other employee benefit plans and compensation programs that the Company maintains for its salaried employees and executive officers.

This Amendment No. 1 is being filed solely to provide this information regarding material changes to Mr. Richardville’s compensation that was not finalized as of the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON GLOBAL CORPORATION

Date:	April 2, 2020	By:	/s/ Jay Goldbaum
		Name:	Jay Goldbaum
		Title:	General Counsel and Chief Compliance Officer